the securities represented by this warrant have not been registered under the securities act of 1933, as amended (the "securities act"), or applicable state securities laws.  the securities have been acquired for investment and may not be offered for sale, sold, transferred or assigned unless (1) there is an effective registration statement under such act covering such securities, (2) the sale is made in accordance with rule 144 or a bona fide pledge or custodial arrangement with respect to such securities or (3) an opinion of counsel reasonably satisfactory to the company is delivered stating that such registration is not required.

fusion telecommunications international, inc.

CLASS [     ] COMMON STOCK PURCHASE WARRANT

WARRANT NO. CS0310-000	Common Stock Purchase Warrant to Purchase up to Shares of Common Stock, subject to adjustment fusion telecommunications international, inc. (the "company" or the "issuer"), a Delaware corporation, for value received, hereby certifies that      , or its permitted assigns, is the registered holder (the "holder") of warrants to purchase from the issuer up to      (the "warrant number") duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share (the "common stock"), of the issuer at a price per share equal to the warrant price (as defined herein), subject to the terms, conditions and adjustments set forth below in this warrant (this "warrant").

table of contents

1.	Warrant	3
2.	Reservation of Shares	4
3.	Transfer and Assignment	5
4.	Taxes	5
5.	Certain Adjustments	5
6.	Business Combinations	7
7.	Lost or Stolen Warrant	7
8.	Agent	7
9.	Notice	8
10.	Miscellaneous	8

1.                   Warrant

This Warrant has been issued pursuant to the Subscription Agreement between the Company and the Holder (the “Subscription Agreement”) and the Company’s Confidential Term Sheet dated _____________, and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Subscription Agreement.

1.1   Warrant Number and Price; Warrant Term.

(a)    Warrant Number and Price.  Subject to the provisions of this Warrant:

                                                                                    (i)    This Warrant entitles the Holder to purchase at any time during the Warrant Term for the Warrant Price up to the Warrant Number of shares of Common Stock, subject to adjustment as set forth herein;

                                                                                   (ii)    The "Warrant Price" shall be $     per share..

(b)    Warrant Term.  The "Warrant Term" shall mean from and after the Closing Date (herein defined) until      .

1.2   Manner of Exercise.

(a)    This Warrant may be exercised by the Holder, in whole or in part, from time to time during the Warrant Term, by presentation and surrender hereof to the Issuer at its principal office of a notice in substantially the form attached to this Warrant as Exhibit 1duly executed by such Holder (a "Warrant Notice") and accompanied by payment of the Warrant Price for the number of shares of Common Stock specified in such form. Any such exercise shall be irrevocable.  As soon as practicable after each such exercise of this Warrant, but not later than ten (10) Business Days from the receipt the Warrant Notice, the Issuer shall issue and deliver to the Holder a certificate or certificates for the shares of Common Stock issuable upon such exercise, registered in the name of the Holder or its designee.

(b)    Except as described below, if, at the time of exercise of this Warrant, Holder is able to resell its Warrants Shares pursuant to an effective registration statement filed under the Securities Act, or if, in the opinion of counsel to the Company the Warrant Shares may be publicly resold without registration under the Securities Act and without restrictive legend, this Warrant may be exercised, in whole or in part, only upon payment of the Warrant Price set forth in Section 1.2(a) above. Commencing six months following the date this Warrant is issued, if no such registration statement is available for Holder’s resale at the time of exercise, and if the Warrant Shares may not be sold without registration under the Securities Act and without restrictive legend, then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Warrant Price, (ii) by cashless exercise in accordance with Section (c) below or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(c)    If the Fair Market Value of one share of Common Share is greater than the Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of Common Shares computed using the following formula:

                                                                                                                X=Y (A-B)

                                                                                                                      A

                                                                Where    X=           the number of shares of Common Stock to be issued to the Holder

Y=           the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=           the Fair Market Value of one share of Common Stock (at the date of such calculation)

B=           Warrant Price (as adjusted to the date of such calculation)

(d)           For purposes hereof, Fair Market Value of a Common Share as of a particular date (the “Determination Date”) shall mean, (i) if the Company’s Common Stock is traded on a national stock exchange, then the closing or last sale price reported for the last business day immediately preceding the Determination Date; (ii) if the Company’s Common Stock is not traded on a national stock exchange, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date; (iii) except as provided in clause (iv) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or (iv) if the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (iv) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

2.                   Reservation of Shares

For so long as this Warrant has not been exercised in full, the Issuer shall, at all times prior to the end of the Warrant Term, reserve and keep available free from any pre-emptive rights that would reduce the number of shares issuable to the Holder under this Warrant, out of its authorized but unissued capital stock, the number of shares of Common Stock available for exercise hereunder. In the event the number of issued shares of Common Stock plus all other shares of Common Stock outstanding and otherwise reserved for issuance exceeds the total authorized number of shares of Common Stock, the Issuer shall promptly take all actions necessary to increase the authorized number of shares of Common Stock, including causing its board of directors to call a special meeting of stockholders and recommend such increase.

3.             Transfer and Assignment

By accepting delivery of this Warrant, the Holder covenants and agrees with the Issuer not to exercise the Warrant or transfer the Warrant or the shares of Common Stock represented hereby except in compliance with the terms of this Warrant. By accepting delivery of this Warrant, the Holder further covenants and agrees with the Issuer that the Warrant may not be sold or assigned, in whole or in part, unless such sale or assignment complies with applicable federal and state securities laws and the terms of this Warrant.  As condition precedent to any transfer, the Holder shall provide the Issuer with an opinion of counsel in such form as the Issuer may reasonably require.  If a portion of the Warrant evidenced hereby is transferred in compliance with the terms of this Warrant, all rights of the Holder hereunder may be exercised by the transferee provided that any Holder of the Warrant may deliver a Warrant Notice only with respect to such Holder's portion of the Warrant.

4.             Taxes

The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Common Stock upon the exercise of the Warrant by the Holder; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant or any certificates for Common Stock in a name other than that of the Holder of the Warrant surrendered upon the exercise of the Warrant, and the Issuer shall not be required to issue or deliver a Warrant evidencing rights there under or certificates for Common Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the reasonable satisfaction of the Issuer that such tax has been paid.

5.             Certain Adjustments

                (a)           In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding Common Stock, or (c) combine its outstanding Common Stock into a smaller number of shares, then, in each such event, the Warrant Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Warrant Price by a fraction, the numerator of which shall be the number of shares outstanding immediately prior to such event and the denominator of which shall be the number of shares outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Price then in effect. The Warrant Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section The number of shares that the Holder of this Warrant shall thereafter, on the exercise hereof be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section be issuable on such exercise by a fraction of which (a) the numerator is the Warrant Price that would otherwise (but for the provisions of this Section be in effect, and (b) the denominator is the Warrant Price in effect on the date of such exercise.

                (b)           Except as hereinafter provided, in case the Company shall, at any time after the date hereof and prior to the expiration of two years from the final closing date of the offering in which this Warrant was sold, issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 5(c) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Warrant Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Warrant Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by dividing (A) an amount equal to the sum of (X) the product (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (b) the Warrant Price in effect immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, assuming such issuance was made at the closing market price of the Common Stock on the date of the issuance, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Warrant Price be adjusted pursuant to this computation to an amount in excess of the initial Warrant Price.

                                For the purposes of any computation to be made in accordance with this Section 5, the following provisions shall be applicable:

                                (i)            In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefor many compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                                (ii)           In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                                (iii)          Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                                (iv)          The reclassification of securities of the Company other than shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 5(b).

                                (c) Notwithstanding anything herein to the contrary, no adjustment of the Warrant Price shall be made:

                                                                (i)            Upon the issuance of sale of this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant or any other Warrants or shares of Common Stock sold in the offering of which this Warrant was offered and sold; or

                                                                (ii)           Upon (i) the issuance of shares of Common Stock upon the exercise of options granted under any stock option plan of the Company approved by the Company's Board of Directors, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants issued and outstanding on the date hereof; or

                                                                (iii)          If the amount of said adjustment shall be less than one cent (1¢), provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least one cent (1¢).

                                (iv)          The issuance of Common Stock or convertible Preferred Stock as dividends on Preferred Stock outstanding as of the date hereof.

                                (v)           The issuance of Common Stock or securities convertible into Common Stock in transactions the primary purpose of which is not capital-raising.

                                (vi)          The issuance of Common Stock or securities convertible into Common Stock in “roll-up” transactions or strategic alliances or acquisitions.

6.             Business Combinations

In case the Issuer on or after the date hereof is party to any (a) acquisition of the Issuer by means of merger or other form of corporate reorganization in which outstanding shares of the Issuer are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person, herein defined, or its Parent, herein defined, Subsidiary, herein defined, or affiliate, (b) a sale of all or substantially all of the assets of the Issuer (on a consolidated basis) in a single transaction or series of related transactions, (c) any other transaction or series of related transactions by the Issuer or relating to the Common Stock (including without limitation, any stock purchase or tender or exchange offer) in which the power to cast the majority of the eligible votes at a meeting of the Issuer's stockholders at which directors are elected is transferred to a single entity or group acting in concert, or (d) a capital reorganization or reclassification of the Common Stock or other securities (other than a reorganization or reclassification in which the Common Stock or other securities are not converted into or exchanged for cash or other property, and, immediately after consummation of such transaction, the stockholders of the Issuer immediately prior to such transaction own the Common Stock, other securities or other voting stock of the Issuer in substantially the same proportions relative to each other as such stockholders owned immediately prior to such transaction), then, and in the case of each such transaction (each of which is referred to herein as "Change in Control", proper provision shall be made so that, at the option of the Acquiring Person and upon fifteen (15) days’ notice to the Issuer and the Holder prior to the consummation of the Change of Control, either (i) the Acquiring Person expressly agrees to assume all of the Issuer’s obligations under the Warrant or (ii) the Holder has fifteen (15) days in which to exercise its rights under the Warrant. If Holder does not exercise its rights during such fifteen (15) day period, all rights under the Warrant shall terminate and the Warrant shall be of no further force and effect.  The Issuer, to the extent feasible, shall provide the Holder with thirty (30) days’ notice of the consummation of any Change of Control.  Subject to the foregoing, on or before the closing date under the agreement entered into with an Acquiring Person resulting in a Change in Control, the Issuer, if applicable, shall deliver to the Holder written notice that the Acquiring Person has assumed such obligations.   "Acquiring Person" means, in connection with any Change in Control, (i) the continuing or surviving corporation of a consolidation or merger with the Issuer (if other than the Issuer), (ii) the transferee of all or substantially all of the properties or assets of the Issuer, (iii) the corporation consolidating with or merging into the Issuer in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iv) the entity or group (other than Holder or any of its affiliates) acting in concert acquiring or possessing the power to cast the majority of the eligible votes at a meeting of the Issuer 's stockholders at which directors are elected, or, (v) in the case of a capital reorganization or reclassification, the Issuer, or (vi) at the Holder's election, any Person that (A) controls the Acquiring Person directly or indirectly through one or more intermediaries, (B) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent's Annual Report on Form 10-K (if such Person is required to file such a report) or would be required to so include the Acquiring Person in such Person's consolidated financial statements if they were prepared in accordance with U.S. GAAP and (C) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).  "Parent" shall mean any corporation (other than the Acquiring Person) in an unbroken chain of corporations ending with the Acquiring Person, provided each corporation in the unbroken chain (other than the Acquiring Person) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  "Subsidiary" shall mean any corporation at least 50% of whose outstanding voting stock shall at the time be owned directly or indirectly by the Acquiring Person or by one or more Subsidiaries.

7.             Lost or Stolen Warrant.

In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant.  Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

8.             Agent.

The Issuer (and any successor) shall at all times maintain a register of the holders of the Warrant.

9.             Notice

All notices and other communications from the Issuer to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or overnight courier, at such address as may have been furnished to the Issuer or the Holder, as the case may be, in writing by the Issuer or such Holder from time to time.

10.          Miscellaneous.

10.1        This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligation Law), and the Issuer hereby submits to the non-exclusive jurisdiction of any state or federal court in the Southern District of New York and any court hearing any appeal there from, over any suit, action or proceeding against it arising out of or based upon this Warrant (a "Related Proceeding").  The Issuer hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

10.2        Any and all remedies set forth in this Warrant:  (i) shall be in addition to any and all other remedies the Holder or the Issuer may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of Holder and the Issuer may elect.  The exercise of any remedy by the Holder or the Issuer shall not be deemed an election of remedies or preclude the Holder or the Issuer, respectively, from exercising any other remedies in the future.

10.3        For purposes of this Warrant, except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Warrant have the meanings assigned to them in this Warrant and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender and neuter gender of such term; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Warrant, unless the context shall otherwise require; (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; (vi) the term "include" or "including" shall mean without limitation; (vii) any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statues and references to all attachments thereto and instruments incorporated therein; and (viii) references to a Person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

10.4        If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law or public policy all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the undersigned agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Issuer shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

10.5        All dollar ($) amounts set forth herein refer to United States dollars. All payments hereunder and there under will be made in lawful currency of the United States of America.

10.6        The Issuer may not assign its obligations under this Warrant other than by operation of law or in connection with a merger or sale of all or substantially all of the Issuer's assets or stock or a Change in Control of the Issuer. Subject to the terms hereof, Holder may assign, pledge, hypothecate or transfer any of the rights and associated obligations contemplated by this Warrant, in whole or in part, at its sole discretion (including, but not limited to, assignments, pledges, hypothecations and transfers in connection with hedging transactions with respect to this Warrant).

10.7        The shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act and the Issuer has not undertaken to so register the shares. Unless so registered or, in the opinion of counsel to the company registration is not required, the certificates evidencing such shares will bear a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption from such registration.

Notwithstanding anything herein to the contrary, if a Holder upon any Warrant exercise does not consent to accept unregistered Common Stock, then such Holder’s Warrant Notice shall be deemed, without any further action, to have been withdrawn.

This Warrant shall not be valid unless signed by the Issuer.

[REMAINDER of this page left blank intentionally]

IN WITNESS WHEREOF, the Issuer has caused this Common Stock Purchase Warrant to be signed by its duly authorized officer.

dated:  _______________

fusion telecommunications international, inc.

by:  ________________________________________

         ________________. as _____________________

exhibit 1

form of warrant notice

To Be Completed and Executed Upon Exercise of Warrant

dated:  _________________

fusion telecommunications international, inc.

420 Lexington avenue, suite 1718

new York, new York 10170

attention:   President

re:          exercise of warrant

Ladies and Gentlemen:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable line):

___         ________ (insert number) Shares of Common Stock covered by such Warrant; and/or

___         ________ (insert number) Shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1.2(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable line or lines):

___         $__________ in lawful money of the United States; and/or

___         the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 1.2(b), to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is _________________ __________________________________________________________________________________________________________________________________________________________________________

The undersigned represents and warrants that the representations and warranties in Section C of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the shares of Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:

                                                                                                                (Signature must conform to name of holder as

                                                                                                                specified on the fact of the Warrant.)

                                                                                    (Address)